DRIVEWEALTH ETF TRUST

Supplement dated October 19, 2023 to the

DriveWealth ICE 100 Index ETF (the “Fund”)

Prospectus dated April 24, 2023 and to the

Statement of Additional Information dated April 24, 2023

Name Change for the DriveWealth ICE 100 Index ETF

Effective November 3, 2023, the name of the Fund will be changed from DriveWealth ICE 100 Index ETF to DriveWealth NYSE 100 Index ETF. All references to DriveWealth ICE 100 Index ETF are deleted and replaced with DriveWealth NYSE 100 Index ETF.

Index Change for the DriveWealth ICE 100 Index

Effective November 3, 2023, the name of the Index will be changed from DriveWealth ICE 100 Index to DriveWealth NYSE 100 Index. All references to DriveWealth ICE 100 Index are deleted and replaced with DriveWealth NYSE 100 Index.

Shareholders should retain this Supplement for future reference.